SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.   20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  August 10, 2012
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CUSTOMERS BANCORP, INC.
(Exact Name of Registrant as specified in its charter)

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Pennsylvania	333-166225	27-2290659
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

1015 Penn Avenue
Suite 103
Wyomissing PA 19610

Registrant's telephone number, including area code:  (610) 933-2000

None
(Former name or former address, if changed since last report)

Check the appropriate box below if the form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instructions A.2. below):

✓	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                 Entry into a Material Definitive Agreement
On August 10, 2012, Customers Bancorp, Inc. (“Customers Bancorp”), the parent company of Customers Bank (“Customers Bank”), and CMS Bancorp, Inc. (“CMS”), the parent company of CMS Bank (“CMS Bank”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) pursuant to which CMS Bancorp will merge with and into Customers Bancorp (the “Merger”). Concurrent with the Merger, it is expected that CMS Bank will merge with and into Customers Bank (the “Bank Merger”).

Under the terms of the Merger Agreement, stockholders of CMS Bancorp will receive the number of shares of Customers Bancorp voting common stock equal to the quotient, rounded to the nearest one ten thousandth, of (i) the CMS Valuation, divided by (ii) the Customers Valuation (the “Exchange Ratio”).  The Merger Agreement defines the CMS Valuation as (x) 95% of CMS Bancorp’s common stockholders’ equity (as determined according to GAAP, but excluding any merger-related charges or accruals) as of the most recent calendar month-end prior to the effective time of the Merger (unless the effective time takes place on or after April 30, 2013, in which case, the date to be used will be March 31, 2013), divided by (y) the number of shares of CMS Bancorp common stock outstanding at the effective time.  The Merger Agreement defines the Customers Valuation as (x) 125% of Customers Bancorp’s “modified common stockholders’ equity” (as determined according to GAAP) as of the most recent calendar month-end prior to the effective time (unless the effective time takes place on or after April 30, 2013, in which case, the date to be used will be March 31, 2013), divided by (y) the number of shares of Customers Bancorp voting common stock outstanding at June 30, 2012.  “Modified common stockholders’ equity” will be Customers Bancorp’s June 30, 2012 common stockholders’ equity, plus retained earnings generated from operations from July 1, 2012 through the most recent calendar month-end prior to the effective time (unless the effective time takes place on or after April 30, 2013, in which case, the date to be used shall be March 31, 2013).  The Merger Agreement also provides that all options to purchase CMS Bancorp stock which are outstanding and unexercised immediately prior to the closing (“Continuing Options”) shall be assumed by Customers Bancorp and, subject to certain conditions, continue to have, and be subject to, the same terms and conditions of such options immediately prior to the Effective Time, except for administrative changes and changes to which the holder consents, provided that the number of shares subject to such Continuing Options will be adjusted in accordance with the Exchange Ratio (fractional shares to be rounded down to the nearest whole share).

Upon the closing, Customers Bancorp will form an advisory board (the “Advisory Board”) on which all members of the Board of Directors of CMS Bancorp will be eligible to serve.

Each of the directors and executive officers of CMS Bancorp will enter into a Voting and Lock-Up Agreement, substantially in the form of Exhibit C of the Merger Agreement (attached hereto as Exhibit 10.1 and incorporated herein by reference), pursuant to which each such director and executive officer has agreed, among other things, to vote all shares of CMS Bancorp common stock owned by such person in favor of the approval of the Merger Agreement and the transactions contemplated thereby.

The Merger Agreement contains (i) customary representations and warranties of CMS Bancorp and Customers Bancorp, including, among others, with respect to corporate organization, capitalization, corporate authority, third party and governmental consents and approvals, financial statements, and compliance with applicable laws, and (ii) covenants of each of CMS Bancorp and Customers Bancorp to conduct its business in the ordinary course until the Merger is completed and not to take certain actions during such period. CMS Bancorp has also agreed not to (i) initiate, solicit or encourage any inquiries regarding any alternative acquisition proposals, or (ii) subject to certain exceptions, enter into discussions or negotiations concerning, or provide information in connection with, any alternative acquisition proposals.

Consummation of the Merger is subject to certain conditions, including, among others, approval of the Merger by stockholders of CMS Bancorp, governmental filings and regulatory approvals and expiration of applicable waiting periods, absence of an injunction prohibiting the transaction, accuracy of specified representations and warranties of the other party, effectiveness of the registration statement to be filed with the SEC to register shares of Customers Bancorp common stock to be offered to CMS Bancorp stockholders, receipt of tax opinions, obtaining material permits and authorizations for the lawful consummation of the Merger and the Bank Merger, and nonperforming assets of CMS Bank being less than or equal to $12,000,000.

The Merger Agreement also contains certain termination rights for CMS Bancorp and Customers Bancorp, as the case may be, applicable upon the occurrence or non-occurrence of certain events, including: final, non-appealable denial of required regulatory approvals or injunction prohibiting the transactions contemplated by the Merger Agreement; subject to certain conditions, the Merger having not been completed by April 30, 2013; a breach by the other party that is not or cannot be cured within 30 days if such breach would result in a failure of the conditions to closing set forth in the Merger Agreement, provided the terminating party is not in material breach of the Merger Agreement; the inability of a party to meet its conditions to close as required by Article VII of the Merger Agreement prior to April 30, 2013; acceptance by the Board of Directors of CMS Bancorp of an alternative acquisition proposal; CMS Bancorp’s stockholders failing to approve the transaction by the required vote; or the failure by the Board of Directors of CMS Bancorp to recommend the Merger to its stockholders. If the Merger is not consummated under certain circumstances, CMS Bancorp has agreed to pay Customers Bancorp a termination fee of $1,000,000.  If the Merger Agreement is terminated or abandoned due to Customers Bancorp’s failure to receive the required regulatory approvals prior to April 30, 2013, or the Merger Agreement is extended beyond April 30, 2013 and later terminated because Customers Bancorp either fails to receive the required regulatory approvals, or Customers Bancorp terminates the Merger Agreement other than for breach, the failure of CMS Bancorp’s stockholders to approve the Merger, or the failure of CMS Bancorp’s Board of Directors to recommend the Merger to its stockholders or any extension thereof, then Customers Bancorp has agreed to reimburse CMS Bancorp up to $300,000 for CMS Bancorp’s reasonable and documented expenses in connection with pursuing the Merger Agreement.

As mentioned previously, the consummation of the Merger and the transactions contemplated by the Merger Agreement is conditioned upon receipt of various regulatory approvals.  Customers Bancorp is currently in the process of seeking regulatory approval related to its acquisition of Acacia Federal Savings Bank as more fully described in its Current Report on Form 8-K filed with the Securities and Exchange Commission (“SEC”) on June 21, 2012 (the “Acacia Transaction”).  Customers Bancorp and CMS Bancorp do not plan to seek regulatory approval with respect to the Merger and the other transactions contemplated by the Merger Agreement until after regulatory approval is received with respect to the Acacia Transaction.

The representations and warranties of each party set forth in the Merger Agreement have been made solely for the benefit of the other party to the Merger Agreement. In addition, such representations and warranties (i) are subject to materiality and other qualifications and limitations contained in the Merger Agreement, including information in the schedules referenced in the Merger Agreement, which may differ from what may be viewed as material by investors, (ii) were made only as of the date of the Merger Agreement or such other date as is specified in the Merger Agreement, and (iii) may have been included in the Merger Agreement for the purpose of allocating risk between CMS Bancorp and Customers Bancorp rather than establishing matters as facts. Accordingly, the Merger Agreement is included with this filing only to provide investors with information regarding the terms of the Merger Agreement, and not to provide investors with any other factual information regarding the parties or their respective businesses. Investors and stockholders are not third-party beneficiaries under the Merger Agreement and should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of Customers Bancorp, CMS Bancorp or their respective affiliates.

The foregoing summary of the Merger Agreement is not complete and is qualified in its entirety by reference to the complete text of such document, which is filed as Exhibit 2.1 hereto and which is incorporated herein by reference in its entirety. Investors and stockholders are urged to read the Merger Agreement for a more complete understanding of the terms of the transactions discussed herein.

IMPORTANT ADDITIONAL INFORMATION
This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval.  In connection with the transaction described herein, Customers Bancorp and CMS Bancorp will be filing documents with the SEC, including a registration statement on Form S-4 to be filed by Customers Bancorp that will include a proxy statement of CMS Bancorp and prospectus of Customers Bancorp. A definitive proxy statement/prospectus, when available, will be sent to CMS Bancorp stockholders seeking their approval of the proposed merger between Customers Bancorp and CMS Bancorp. Investors and stockholders are urged to read carefully the definitive proxy statement/prospectus and other materials when they become available before making any voting or investment decision because they will contain important information regarding Customers Bancorp, CMS Bancorp and the proposed merger. You may obtain copies of all documents filed with the SEC regarding this transaction, free of charge, at the SEC’s website (www.sec.gov).  The documents filed with the SEC by Customers Bancorp may be obtained free of charge from Customers Bancorp’s website www.customersbank.com or by directing a request to Customers Bancorp at 1015 Penn Avenue, Wyomissing, PA 19610, Attention: Investor Relations. The documents filed with the SEC by CMS Bancorp may be obtained free of charge from CMS Bancorp’s website www.cmsbk.com or by directing a request to CMS Bancorp at 123 Main Street, Suite 750, White Plains, New York 10601, Attention: Investor Relations.

Customers Bancorp and CMS Bancorp and their respective directors and executive officers and other members of management and employees may be deemed to be “participants” in the solicitation of proxies in respect of the proposed transaction.   You can find current information about CMS Bancorp’s executive officers and directors in the proxy statement related to its 2012 annual meeting of shareholders, which was filed with the SEC on Schedule 14A on January 11, 2012.  You can find information about Customers Bancorp’s executive officers and directors in its definitive proxy statement filed with the SEC on June 6, 2012.  Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement/prospectus and other relevant materials to be filed with the SEC when they become available. Investors and stockholders are urged to read the proxy statement/prospectus carefully before making any voting or investment decisions.  You may obtain free copies of these documents using the contact information provided above.

This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation, or sale is unlawful before registration or qualification of the securities under the securities laws of the jurisdiction. No offer of securities shall be made except by means of a prospectus satisfying the requirements of the Securities Act of 1933, as amended (the “Securities Act”).

SAFE HARBOR
In addition to historical information, this information may contain “forward-looking statements” which are made in good faith by Customers Bancorp, pursuant to the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include statements with respect to Customers Bancorp’s strategies, goals, beliefs, expectations, estimates, intentions, and financial condition, results of operations, future performance and business. Statements preceded by, followed by or that include the words “may,” “could,” “should,” “pro forma,” “looking forward,” “would,” “believe,” “expect,” “anticipate,” “estimate,” “intend,” “plan,” or similar expressions generally indicate a forward-looking statement. These forward-looking statements involve risks and uncertainties that are subject to change based on various important factors (some of which, in whole or in part, are beyond Customers Bancorp’s control). Numerous competitive, economic, regulatory, legal and technological factors, among others, could cause Customers Bancorp’s financial performance to differ materially from the goals, plans, objectives, intentions and expectations expressed in such forward-looking statements. In addition, important factors relating to the proposed merger with CMS Bancorp also could cause Customers Bancorp’s actual results to differ from those in the forward-looking statements, including: the possibility that the anticipated benefits from the merger will not be realized, or will not be realized within the expected time period; the possibility that the merger does not close, including, but not limited to, due to the failure to receive regulatory approval or satisfy the closing conditions; the risk that CMS Bancorp’s operations will not be integrated successfully with Customers Bancorp; and potential disruption from the merger making it more difficult to maintain business and operational relationships.  Customers Bancorp cautions that the foregoing factors are not exclusive, and neither such factors nor any such forward-looking statement takes into account the impact that any future acquisition may have on Customers Bancorp and any such forward-looking statement. Customers Bancorp does not undertake to update any forward-looking statement whether written or oral, that may be made from time to time by Customers Bancorp or by or on behalf of Customers Bank.

Item 8.01 Other Events.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated in this Item 8.01 by reference.

On August 10, 2012, Customers Bancorp issued a press release, attached hereto as Exhibit 99.1, announcing its entry with CMS Bancorp into the Merger Agreement.

Exhibit 99.1 is incorporated in this Item 8.01 by reference. The information contained in such Exhibit shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of such section, nor will such information be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as may be expressly set forth by specific reference in such filing.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits.

Exhibit	Description

2.1	Agreement and Plan of Merger, dated as of August 10, 2012, by and between Customers Bancorp, Inc. and CMS Bancorp, Inc.*

10.1	Form of Voting Agreement

99.1	Press Release

* All schedules to the Merger Agreement including the Disclosure Schedules have been omitted in accordance with Item 601(b) of Regulation S-K. The registrant hereby agrees to furnish supplementally a copy of any schedules to the SEC upon its request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

CUSTOMERS BANCORP, INC.

By: /s/ Thomas R. Brugger
Name: Thomas R. Brugger
Title: Executive Vice President
and Chief Financial Officer

Date:           August 10, 2012

EXHIBITS INDEX

Exhibit	Description

2.1	Agreement and Plan of Merger, dated as of August 10, 2012, by and between Customers Bancorp, Inc. and CMS Bancorp, Inc.*

10.1	Form of Voting Agreement

99.1	Press Release

* All schedules to the Merger Agreement including the Disclosure Schedules have been omitted in accordance with Item 601(b) of Regulation S-K. The registrant hereby agrees to furnish supplementally a copy of any schedules to the SEC upon its request.